Exhibit 10.32
CDS0011
ATTACHMENT 1
Remote Knowledge, Inc.
SUBSCRIPTION AGREEMENT

Remote Knowledge, Inc.	Total Units Subscribed: 750
Mr. Randy S. Bayne	First Tranche Units Paid For (1/2 total): 375
3657 Briarpark Drive, Suite 100	First Tranche Subscription Price: $375,000
Houston, Texas 77042	Second Tranche Units Subscribed (1/2 total): 375
Second Tranche Subscription Price: $375,000
(due June, 2007)
Dear Mr. Bayne:
     The undersigned hereby subscribes to purchase 750 Units of $1,000 face amount Convertible Notes and Warrants to purchase 2,000 $.001 par value Common Stock exercisable for $.50 per share (the “Securities”) of REMOTE KNOWLEDGE, INC. (“Company”) for $1,000 PER Unit. One half of the Units subscribed will be delivered and paid for immediately. The balance of the Units will be delivered upon payment of the subscription price upon receipt of notice during June, 2007. The Second Tranche may be refused by the undersigned subscriber at his/her option in June, 2007. This subscription may be rejected by the Company in its sole discretion. The Second Tranche may not be rejected by the Company once the first Tranche has been paid.
     1. Purchase. Subject to the terms and conditions hereof, the undersigned hereby irrevocably agrees to purchase the Securities set forth on the signature page hereof and tenders herewith the cash payment set forth on the signature page hereof.
     2. Representations and Warranties. The undersigned hereby makes the following representations and warranties to the Company:
(a)	The undersigned is the sole and true party in interest and is not purchasing for the benefit of any other person;

(b)	The undersigned has consulted with the advisor(s) named on the signature page, if any (such advisor(s) are hereinafter collectively referred to as the “Investor Representative”);

(c)	The undersigned and/or the Investor Representative have read and analyzed, are familiar with and have retained copies of this Subscription Agreement and other related documents, including all of the documents incorporated by reference, copies of which were delivered to me/us. The undersigned understands that all books, records and documents of the Company relating to this investment have been and remain available for inspection by the undersigned and/or the Investor Representative upon reasonable notice. The undersigned confirms that all documents requested by the undersigned and/or the Investor Representative have been made available, and that the undersigned has been supplied with all of the additional information concerning this investment that has been requested. In making a decision to purchase the Securities, the undersigned has relied exclusively upon information provided by the Company in writing or found in the books, records or documents of the Company;

(d)	The undersigned and/or Investor Representative have such knowledge and experience in financial and business matters that they are capable of an evaluation of the merits and risks of this investment;

(e)	The undersigned and the Investor Representative, if any, are aware that an investment in the Company is highly speculative and subject to substantial risks. The undersigned is capable of bearing the high degree of economic risk and burdens of this venture, including, but not limited to, the possibility of a complete loss, the lack of a public market and limited transferability of the Securities, which make the liquidation of this investment impossible for the indefinite future;

(f)	The offer to sell the Securities was directly communicated to the undersigned and the Investor Representative by such a manner that the undersigned was able to ask questions of and receive answers from the Company or a person acting on their behalf concerning the terms and conditions of this transaction. At no time was the undersigned or the Investor Representative presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general advertising otherwise than in connection and concurrently with such communicated offer;
(g)	The undersigned, if a corporation, partnership, trust or other entity, is authorized and duly empowered to purchase and hold the Securities, has its principal place of business at the address set forth on the signature page and has not been formed for the specific purpose of acquiring the Securities;

(h)	The Securities are being acquired solely for the undersigned’s own account, for investment, and are not being purchased with a view to resale, distribution, subdivision or fractionalization thereof;

(i)	The undersigned understands that the Securities have not been registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws, in reliance upon exemptions from registration for non-public offerings. The undersigned understands that the Securities or any interest therein may not be, and agrees that the Securities or any interest therein, will not be resold or otherwise disposed of by the undersigned unless the Securities are subsequently registered under the Act and under appropriate state securities laws or unless the Company receives an opinion of counsel satisfactory to it that an exemption from registration is available;

(j)	The undersigned and the Investor Representative have been informed of and understand the following:
(1)	The Company, as it is being restructured, has only a limited financial or operating history;

(2)	There are substantial restrictions on the transferability of the Securities;

(3)	No federal or state agency has made any finding or determination as to the fairness for public investment, nor any recommendation nor endorsement, of the Securities.
(k)	None of the following information has ever been represented, guaranteed or warranted to either the undersigned or the Investor Representative, expressly or by implication by any broker, the Company or agent or employee of the foregoing, or by any other person;
(1)	The approximate or exact length of time that the undersigned will be required to remain an investor in the Company;

(2)	The percentage of profit and/or amount of type of consideration, profit or loss to be realized, if any, as a result of an investment in the Company;

(3)	That the past performance or experience of the management or associates, agents, affiliates or employees or any other person will in any way indicate or predict economic results in connection with the operation of the Company of the return on the investment.
(l)	The information set forth in that certain Accredited Investor Declaration executed by the undersigned is true, correct and complete;

(m)	The undersigned has not distributed any information relating to this investment to anyone other than the Investor Representative, if any, and no other person except the Investor Representative has used this information;

(n)	The undersigned hereby agrees to indemnify the management of the Company and holds the Company harmless from and against any and all liability, damage, cost or expense incurred on account of or arising out of:
(1)	Any inaccuracy in the declarations, representations and warranties hereinabove set forth;

(2)	The disposition of any Securities of the undersigned, contrary to the foregoing declarations, representations and warranties;

(3)	Any action, suit or proceeding based upon:
(i) the claim that said declarations, representations or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company or its Management; or
(ii) the disposition of any of the Securities or any part thereof.

     3. Transferability. The undersigned agrees not to transfer or assign the obligations or duties contained in this Subscription Agreement or any of the undersigned’s interest herein.
     4. Regulation D. Notwithstanding anything herein to the contrary, every person or entity who, in addition to or in lieu of the undersigned, is deemed to be a “purchaser” pursuant to Regulation D promulgated under the Securities Act of 1933 or any state law, does hereby make and join in making all of the covenants, representations and warranties made by the undersigned.
     5. Investor Representative(s) Relationship with the Company or its Management. The undersigned acknowledges that the undersigned has been advised that the following relationship exists by and between the Investor Representative named below (including the Investor Representative’s affiliates) and the management, the Company or an affiliate of either of them:                                                             .
     6. Acceptance. Execution and delivery of this Subscription Agreement and tender of the payment in accordance with Paragraph 1 above shall constitute an irrevocable offer to purchase the Securities indicated, which offer may be accepted or rejected by the Company in their sole discretion for any cause or for no cause. Acceptance of this offer by the Company shall be indicated by the execution hereof by management.
     7. Binding Agreement. The undersigned agrees that the undersigned may not cancel, terminate or revoke this Subscription Agreement or any agreement of the undersigned made hereunder, and that this Subscription Agreement shall survive the death or disability of the undersigned and shall be binding upon the heirs, successors, assigns, executors, administrators, guardians, conservators or personal representatives of the undersigned.
     8. Incorporation by Reference. The identities of any Investor Representative of the undersigned and the statement of the number of Securities subscribed and related information set forth on the signature page are incorporated as integral terms of this Agreement.
     9. Investment Documents. The Company commits by accepting your subscription to deliver to you not later than 30 days from the date of closing certificates representing the number of shares of the Securities subscribed for and which have been accepted by the Company.
[The remainder of this page is intentionally left blank]

     IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the Date set forth on the signature page.
The undersigned desires to take title in the Securities as follows (check one):
(a)	Individual (one signature required on Page 6);

(b)	Husband and Wife as community property (one signature required on Page 6 if interest held in one name, i.e., managing spouse; two signatures required on Page 6 if interest held in both names);

(c)	Joint Tenants with right of survivorship (both parties must sign on Page 6)

(d)	Tenants in common (both parties must sign on Page 6);

(e)	Trust (Trustee(s) must sign on Page 7);

(f)	Partnership (general partner(s) must sign on Page 8);

(g)	Corporation (authorized office must sign on Page 10b).
The exact spelling of names(s) under which title to the Securities shall be taken is (please print):

SUBSCRIPTION AGREEMENT
SIGNATURE PAGE
FOR INDIVIDUAL INVESTORS

Total Units subscribed:	# 750	$750,000
Name(s) of Investor Representatives

Name	Address

Name	Address

Name	Address

INVESTOR #1	INVESTOR #2

Signature	Signature

Social Security Number	Social Security Number

Robert D. Duncan
Print or Type Name	Print or Type Name

Residence Address	Residence Address

SUBSCRIPTION ACCEPTED:

REMOTE KNOWLEDGE, INC.

/s/ Randy S. Bayne
By: Randy S. Bayne, CEO
Date: December 19, 2006
SUBSCRIPTION AGREEMENT
SIGNATURE PAGE
FOR TRUST INVESTORS

Total Units subscribed:	#___	$

Name(s) of Investor Representatives

Name	Address

Name	Address

Name	Address

Name of Trust (Please print or type)

Name of Trustee (Please print or type)

Date Trust was formed

By
Trustee’s Signature

Taxpayer Identification Number:

Trustee’s Address:

Attention:

Executed at           ,                     , this ___ day of           , 2006.

SUBSCRIPTION ACCEPTED:

REMOTE KNOWLEDGE, INC.

By:	Randy S. Bayne, CEO
Date:

SUBSCRIPTION AGREEMENT
SIGNATURE PAGE
FOR PARTNERSHIP INVESTORS

Total Units subscribed:	#___	$

Name(s) of Investor Representatives

Name	Address

Name	Address

Name	Address

Name of Partnership (Please print or type)

By:
Signature of a General Partner

By:
Signature of Additional General Partner (if required by partnership agreement)

By:
Signature of Additional General Partner (if required by partnership agreement)

Taxpayer Identification Number:

Partnership’s Address:

Mailing Address (if different):

Attention:
Executed at           ,                     , this___ day of           , 2006.

SUBSCRIPTION ACCEPTED:
REMOTE KNOWLEDGE, INC.

By:	Randy S. Bayne, CEO

Date:

SUBSCRIPTION AGREEMENT
SIGNATURE PAGE
FOR CORPORATE INVESTORS

Total Units subscribed:	#___	$

Name(s) of Investor Representatives

Name	Address

Name	Address

Name	Address

Name of Corporation (Please print or type)

By:
Signature of Authorized Agent

Title:

Taxpayer Identification Number:

Corporation Address:

Mailing Address (if different):

Attention:
Executed at           ,                     , this___ day of           , 2006.
SUBSCRIPTION ACCEPTED:
REMOTE KNOWLEDGE, INC.

By:	Randy S. Bayne, CEO

Date:

Exhibit 10.32
THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, PLEDGED, OFFERED FOR SALE, ASSIGNED OR TRANSFERRED UNLESS (A) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT, AND ANY APPLICABLE STATE SECURITIES LAW REQUIREMENTS HAVE BEEN MET OR (B) EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS ARE AVAILABLE.

Certificate
No. CD0011	$375,000
Principal Amount of Note
REMOTE KNOWLEDGE, INC.
PROMISSORY NOTE
Issuance Date: December 19, 2006
     1.0 Note. FOR VALUE RECEIVED, Remote Knowledge, Inc., a Delaware corporation (the “Company”), promises to pay to the order of Robert D. Duncan (the “Holder”), the principal amount of Three Hundred Seventy-five thousand Dollars ($375,000). The unpaid balance of the principal amount shall accrue interest at the rate of four (4%) percent per annum based on a 365-day year. Interest only payments shall be made annually on February 28th each year commencing on the 28th day of February 2008 in cash or in the Company’s $.001 par value common stock (“Common Stock”) at the Company’s sole option. Payments in Common Stock shall be based on the closing bid price of the Common Stock on the principal exchange or market on which its shares trade on the payment date (“Bid Price”) based on a formula whereby the amount of interest due is the numerator and the Bid Price is the denominator and the product is the number of Common Shares to be issued in payment for interest.
     2.1 Maturity. Except as otherwise provided herein, the principal balance owing and accrued but unpaid interest hereunder shall become due and payable in full on February 28, 2012 (the “Maturity Date”).
     2.2 Payment on Non-Business Days. Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of Texas, such payment may be due on the next succeeding business day and such next succeeding day shall be included in the calculation of the amount of accrued interest payable on such date.
     3.0 Prepayment. Company may prepay any or all amounts due under this Note at any time without penalty upon 20 business days written notice to all Holders to permit Conversion of the Note at the option of the Holder.
     4.1 Conversion. At any time on or after the Issuance Date, this Note shall be convertible (in whole or in part), at the option of the Holder (the “Conversion Option”), into such number of fully paid and non-assessable shares of Common Stock (the “Conversion Rate”) as is determined by dividing (x) that portion of the outstanding principal balance under this Note as of such date that the Holder elects to convert by (y) the Conversion Price (as defined in Section 4.2 hereof) then in effect on the date on which the Holder faxes a notice of conversion (the “Conversion Notice”), duly executed, to the Company (facsimile number (281) 599-0165 Attn.: CEO), provided, however, that the Conversion Price shall be subject to adjustment as described in Section 4.3 below. The Holder shall deliver the Note to the Company at the address designated in Section 8.0 at such time that this Note is fully converted. With respect to partial conversions of this Note, the Company shall keep written records of the amount of this Note converted as of each Conversion Date. No Conversions are permissible in increments of less than $1,000 unless the final amount to be converted is less than $1,000.
     4.2 Conversion Price. The term “Conversion Price” shall mean $.50, subject to adjustment under Section 4.3 hereof.
     4.3 Anti Dilution Provision. Should at any time from the Issuance Date until the conversion of the Note the Company issue a stock dividend, combine outstanding shares into a lessor number of shares (reverse split) or increase the number of outstanding shares without a receipt of new consideration (forward split) then the number of shares into which the Note may be converted and the Conversion Price shall be adjusted to reflect such event so that the relative interest of the Holder shall be fully protected from dilution resulting from such an event. Notice of the required adjustment including the number of shares and the new Conversion Price shall be promptly mailed to each Holder subsequent to each such adjustment event.
     5.0 Default. In the event of an occurrence of any event of default specified below, the principal and all accrued interest on this Note shall become immediately due and payable without notice, except as specified below. The occurrence of any of the following events shall constitute an event of default under this Note:
     (a) The Company fails to make any payment hereunder when due, which failure has not been cured within fifteen (15) days following such failure.
     (b) If the Company shall default in the payment or performance of any material obligation, or any defined event of default, under any contract or instrument pursuant to which Company has incurred any debt or other liability to any person or entity in an amount in excess of $500,000 and such default shall remain uncured for a period of sixty (60) days.
     (c) If the Company shall file a petition to take advantage of any insolvency act; make an assignment for the benefit of its creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself of a whole or any substantial part of its property; file a petition or answer seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state.
     (d) If a court of competent jurisdiction shall enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of the Company or of the whole or any substantial part of its properties, or approve a petition filed against the Company seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the Untied States of America or any state; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of the Company or of the whole or any substantial part of its properties; or if there is commenced against the Company any proceeding for any of the foregoing relief and such proceeding or petition remains undismissed for a period of 60 days; or if the Company by any act indicates its consent to or approval of any such proceeding or petition.
     (e) If (i) any judgment remaining unpaid, unstayed or undismissed for a period of 60 days is rendered against the Company which by itself or together with all other such judgments rendered against the Company

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remaining unpaid, unstayed or undismissed for a period of 60 days, is in excess of $500,000, or (ii) there is any attachment or execution against the Company’s properties remaining unstayed or undismissed for a period of 60 days which by itself or together with all other attachments and executions against the Company’s properties remaining unstayed or undismissed for a period of 60 days is for an amount in excess of $500,000.
     6.0 No Security. The Note shall be unsecured.
     7.0 Successors and Assigns. This Note is transferable and assignable by the Holder subject to the requirement that any such assignment or transfer be, in the opinion of the Company’s counsel, in full compliance with applicable federal and state securities laws. All covenants, agreements and undertakings in this Note by or on behalf of any of the parties shall bind and inure to the benefit of the respective successors and assigns of the parties whether so expressed or not.
     8.0 Notices. Any and all notices, requests, consents and demands required or permitted to be given hereunder shall be in writing and shall be deemed given and received (i) upon personal delivery, (ii) upon the first business day following the receipt of confirmation of facsimile transmission to the telefax number as indicated below, or (iii) upon the third business day after deposit in the United States mail, by certified or registered mail, postage prepaid and addressed as follows:

To Holder:	Robert D. Duncan

Telefax:

To the Company:	Remote Knowledge, Inc.
3657 Briarpark Drive, Suite 100
Houston, Texas 77042
Telefax: (281) 599-0165

With a copy to:	Ballard Spahr Andrews & Ingersoll, LLP
Roger V. Davidson
1225 17th Street, Suite 2300
Denver, Colorado 80202
Telefax: (303) 296-3956
Either party may change by notice the address to which notices to that party are to be addressed.
     9.0 Waiver/Amendment. The Company hereby waives presentment for payment, demand, protest and notice of protest for nonpayment of this Note and consents to any extension or postponement of the time of payment or any other indulgence. This Note may only be amended or modified by written agreement signed by the Company and Holder.
     10.0 Expenses. In the event that Holder brings legal action against the Company, or the Company brings legal action against Holder, to enforce or otherwise determine the meaning or enforceability of this Note or any provision hereof, each party shall bear its own expenses, including attorney fees, directly attributable to such action. However, in any action for breach of this Note, including nonpayment, the prevailing party in any such dispute shall be entitled to recover all reasonable costs and attorney fees incurred in connection with such action.

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     11.0 Note Holder is Not a Shareholder. No Holder of this Note, solely by virtue of the ownership of this Note, shall be considered a shareholder of the Company for any purpose, nor shall anything in this Note be construed to confer on any Holder of this Note any rights of a shareholder of the Company including, without limitation, any right to vote, give or withhold consent to any corporate action, receive notice of meetings of shareholders or receive dividends.
     12.0 Registration Rights. The Company agrees to within 120 days after the issuance of Notes totaling $8 million in principal amout, but no later than August 31,2008, to file a registration statement to register the resale of the Common Shares to be received by the Holder upon conversion of all or any portion of this Note with the U.S. Securities and Exchange Commission. The Company agrees to pay all expenses of registration and the Holder agrees to cooperate in all reasonable respects with the Company and its counsel as required to file the registration statement registering the resale of the shares. The Company agrees to use its reasonable best efforts to have said registration statement declared effective at the earliest practicable date after filing.
     13.0 Choice of Law. This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Texas.

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     IN WITNESS WHEREOF, this Note has been executed and delivered on the date specified on the first page hereof by the duly authorized representative of the Company and the Holder.

COMPANY:

REMOTE KNOWLEDGE, INC., a Delaware corporation

By:	/s/ Randy S. Bayne
Randy S. Bayne, Chief Executive Officer

HOLDER:

/s/ Robert D. Duncan
Printed Name:	Robert D. Duncan

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CONVERSION NOTICE
     To convert this Note into common stock of the Company, check the box: ☐
     To convert only part of this Note, state the principal amount to be converted (must be a minimum of $1,000 or a multiple of $1,000): $                    .
     If you want the stock certificate made out in another person’s name, fill in the form below:

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)
Your Signature:

Date:
(Sign exactly as your name appears on the Note)

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Exhibit 10.32
CDW000011
THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE (COLLECTIVELY, THE “ACTS”). NEITHER THIS WARRANT NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT HERETO UNDER ALL OF THE APPLICABLE ACTS, OR AN OPINION OF COUNSEL SATISFACTORY TO REMOTE KNOWLEDGE, INC. TO THE EFFECT THAT SUCH REGISTRATIONS ARE NOT REQUIRED.
WARRANT
to Purchase Common Stock of
REMOTE KNOWLEDGE, INC.
Expiring on February 28, 2012
     THIS IS TO CERTIFY THAT, for value received, Robert D. Duncan or his permitted assignees (the “Holder”), is entitled to purchase from REMOTE KNOWLEDGE, INC., a Delaware corporation (the “Company”), at the place where the Warrant Office designated pursuant to Section 2.1 is located, at a purchase price per share of $0.50 (“Exercise Price”), of _750,000_ duly authorized, validly issued, fully paid and nonassessable shares of common stock, par value $.001 per share, of the Company ( the “Common Stock”), and is entitled also to exercise the other appurtenant rights, powers and privileges hereinafter set forth. The number of shares of the Common Stock purchasable hereunder and the Exercise Price are subject to adjustment in accordance with Article III hereof. This Warrant shall expire at 5:00 p.m., C.S.T., on February 28, 2012.
     Certain initially capitalized terms used in this Warrant are defined in Article IV.
ARTICLE I
Exercise of Warrant
     1.1 Method of Exercise. This Warrant may be exercised in whole or in part from time to time until February 28, 2012, at which time this Warrant shall expire and be of no further force or effect. To exercise this Warrant, Holder shall deliver to the Company, at the Warrant Office designated in Section 2.1, (a) a written notice in the form of the Subscription Notice attached as an exhibit hereto (the “Notice”), stating therein the election of such Holder to exercise this Warrant in the manner provided in the Notice, (b) payment in full of the Exercise Price (in the manner described below) for all Warrant Shares to be purchased hereunder, and (c) this Warrant. This Warrant shall be deemed to be exercised on the date of receipt by the Company of the Notice, accompanied by payment for the Warrant shares to be purchased and surrender of this Warrant, as aforesaid, and such date is referred to herein as the “Exercise Date.” Upon such exercise, the Company shall issue and deliver to such Holder a certificate for the full number of the Warrant Shares purchased by such Holder hereunder and pursuant to the Notice, against the receipt by the Company of the total Exercise Price payable hereunder for all such Warrant Shares, in cash or by certified or cashier’s check. The Person in whose name the certificate(s) for Common Stock is to be issued shall be deemed to have become a holder of record of such Common Stock on the Exercise Date.
     1.2 Net Exercise. Notwithstanding any provisions herein to the contrary, if the Common Stock is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act” and the Current Market Price of one share of Common Stock is greater than the Exercise Price (at the date of exercise), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive the Warrant Shares equal to the value (as determined below) of this Warrant (or portion thereof being canceled) by surrender of this Warrant at the Warrant Office together with the properly endorsed Notice in which event the company will issue the Holder (or its designee) a number of shares of Common Stock computed as follows:
X = Y (A-B)
          A

Where:	X = the number of shares of Common Stock to be issued to the Holder.

Y = the number of Warrant Shares being surrendered under the Warrant and pursuant to the Notice (whether a full or partial exercise thereof).

A = the Current Market Price of one share of Common Stock (at the date of exercise).

B = Exercise Price (as adjusted to the date of exercise)

     1.3 Fractional Shares. In lieu of any fractional shares of Common Stock which would otherwise be issuable upon exercise of this Warrant, the Company shall in lieu thereof pay to the Person entitled thereto an amount in cash equal to the Current Market Price of such fraction of a share.
ARTICLE II
Warrant Office; Transfer
     2.1 Warrant Office. The Company shall maintain an office for certain purposes specified herein (the “Warrant Office”), which office shall initially be the Company’s office at 3657 Briarpark, Suite 100, Houston, Texas 77042, and may subsequently be such other office of the Company or of any transfer agent of the Common Stock in the continental United States of which written notice has previously been given to the Holder. The Company shall maintain, at the Warrant Office, a register for the Warrant in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each permitted assignee of the rights of the registered owner hereof.
     2.2 Ownership of Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Article II.
     2.3 Transfer of Warrants. The Company agrees to maintain at the Warrant Office books for the registration and transfer of this Warrant. This Warrant may be freely transferred, in whole or in part, by the Holder pursuant to the form of Assignment attached as an exhibit hereto, so long as any such transfer is in compliance with the Acts and any other applicable law. The Company, from time to time, shall register the transfer of this Warrant in such books upon surrender of this Warrant at the Warrant Office, properly endorsed or accompanied by appropriate instruments of transfer and written instructions for transfer satisfactory to the Company. Upon any such transfer, a new Warrant shall be issued to the transferee, and the surrendered Warrant shall be canceled by the Company. The Holder of this Warrant shall pay all taxes and all other expenses and charges payable in connection with the transfer of Warrants pursuant to this Section 2.3.
     2.4 Registration Rights. The Company agrees to register on behalf of Holder the issuance or resale of all of the Warrant Shares by Holder or any of its affiliates pursuant to the terms and conditions of the Registration Rights Agreement entered into between the Holder and the Company of even date herewith concerning the Warrant Shares.
     2.5 Acknowledgment of Rights. The Company will, at the time of the exercise of this Warrant in accordance with the terms hereof, upon the request of the Holder, acknowledge in writing its continuing obligation to afford to such Holder any rights (including, without limitation, any right to registration of the Warrant Shares) to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant, provided that if the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.
     2.6 Expenses of Delivery of Warrants. Except as provided in Section 2.3 above, the Company shall pay all reasonable expenses, taxes (other than transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of Warrants and related Warrant Shares hereunder.
     2.7 Compliance with Securities Laws. The Holder understands and agrees that the following restrictions and limitations shall be applicable to all Warrant Shares and resales or other transfers thereof pursuant to the Securities Act:
     (a) The Holder agrees that the Warrant Shares shall not be sold or otherwise transferred unless the Warrant Shares are registered under the Securities Act and state securities laws or are exempt therefrom.
     (b) A legend in substantially the following form has been or will be placed on the certificate(s) evidencing the Warrant Shares:
     “The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state (collectively, the “Acts”). Neither the shares nor any interest therein may be offered, sold, transferred, pledged, or otherwise disposed of in the absence of an effective registration statement with respect to the shares under all of the applicable Acts, or an opinion of counsel satisfactory to Remote Knowledge, Inc. to the effect that such registrations are not required.”
     (c) Stop transfer instructions have been or will be imposed with respect to the Warrant Shares so as to restrict resale or other transfer thereof, subject to this Section 2.7.

ARTICLE III
Anti-Dilution Provisions
     3.1 Adjustment of Exercise Price and Number of Warrant Shares. The Exercise Price shall be subject to adjustment from time to time as hereinafter provided in this Article III. Upon each adjustment of the Exercise Price, except pursuant to Sections 3.1(a)(iii), (iv) and (v), the Holder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of the Common Stock (calculated to the nearest whole share pursuant to Section 1.3) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of the Common Stock purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.
     (a) Exercise Price Adjustments. The Exercise Price shall be subject to adjustment from time to time as follows:
     (i) Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date hereof (the “Original Issue Date”) effect a subdivision of the outstanding Common Stock, the Exercise Price in effect immediately before such subdivision shall be proportionately decreased. Conversely, if the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately before such combination shall be proportionately increased. Any adjustment under this Section 3.1(a)(i) shall become effective at the close of business on the date the subdivision or combination becomes effective.
     (ii) Adjustment for Common Stock Dividends and Distributions. If the Company at any time or from time to time after the Original Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, in each such event the Exercise Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Exercise Price then in effect by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Exercise Price shall be recomputed accordingly as of the close of business on such record date, and thereafter the Exercise Price shall be adjusted pursuant to this Section 3.1(a)(ii), to reflect the actual payment of such dividend or distribution.
     (iii) Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time after the Original Issue Date, the Common Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than an Acquisition, Asset Transfer, subdivision or combination of shares, stock dividend, reorganization, merger, consolidation, or sale of assets provided for elsewhere in this Section 3.1(a)), in any such event the Holder shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock into which such shares of Common Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.
     (iv) Reorganizations, Mergers, Consolidations or Sales of Assets. If at any time or from time to time after the Original Issue Date, there is a capital reorganization of the Common Stock (other than a recapitalization or subdivision, combination, reclassification, exchange, or substitution of shares provided for elsewhere in this Section 3.1(a), as a part of such capital reorganization, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise hereof the number of             shares of stock or other securities or property of the Company to which a holder of the number of shares of Common Stock deliverable upon exercise immediately prior to such event would have been entitled as a result of such capital reorganization, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3.1(a) with respect to the rights of the Holder after the capital reorganization to the end that the provisions of this Section 3.1(a) (including adjustment of the Exercise Price then in effect and the number of shares issuable upon exercise) shall be applicable after that event and be as nearly equivalent as practicable.
     (v) Rounding of Calculations; Minimum Adjustment. All calculations under this Section 3.1(a) and under the definition of Current Market Price shall be made to the nearest cent or to the nearest whole share (as provided in Section 1.2), as the case may be. Any provision of this Section 3.1 to the contrary notwithstanding, no adjustment in the Exercise Price shall be made if the amount of such adjustment would be less than one percent, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate one percent or more.
     (b) Adjustment by Board of Directors. If any event occurs as to which, in the opinion of the Board of Directors, the provisions of this Section 3.1 are not strictly applicable or if strictly applicable would not fairly protect the rights of the Holder in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid, but in no event shall any adjustment have the effect of increasing the Exercise Price as otherwise determined pursuant to any of the provisions of this Section 3.1, except in the case of a combination of shares of a type contemplated in Section 3.1(a)(i), and then in no event to an amount larger than the Exercise Price as adjusted pursuant to Section 3.1(a)(i).
     (c) Statement Regarding Adjustments. Whenever the Exercise Price shall be adjusted as provided in Section 3.1(a), and upon each change in the number of shares of the Common Stock issuable upon exercise of this Warrant, the Company shall forthwith file, at the office of any transfer agent for this Warrant and at the principal office of the Company, a statement showing in detail the facts requiring such adjustment and the Exercise Price and new number of shares issuable that shall be in effect after such adjustment, and the Company shall also cause a copy of such statement to be given to the Holder. Each such statement shall be signed by the Company’s chief financial or accounting officer. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of Section 3.1(d).
     (d) Notice to Holders. In the event the Company shall propose to take any action of the type described in clause (i) through (v) of Section 3.1(a), the Company shall give notice to the Holder, in the manner set forth in Section 6.6, which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least ten days prior to the date so fixed, and in case of all other action, such notice shall be given at least 15 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.
     (e) Treasury Stock. For the purposes of this Section 3.1, the sale or other disposition of any Common Stock of the Company theretofore held in its treasury shall be deemed to be an issuance thereof.
     3.2 Costs. The Holder shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of shares of Common Stock of the Company upon exercise of this Warrant. Additionally, the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares. The Holder shall reimburse the Company for any such taxes assessed against the Company.
     3.3 Reservations of Shares. The Company shall reserve at all times so long as this Warrant remains outstanding, free from preemptive rights, out of its treasury Common Stock or its authorized but unissued shares of Common Stock, or both, solely for the purpose of effecting the exercise of this Warrant, sufficient shares of Common Stock to provide for the exercise hereof.
     3.4 Valid Issuance. All shares of Common Stock which may be issued upon exercise of this Warrant will upon issuance by the Company be duly and validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof attributable to any act or omission by the Company, and the Company shall take no action which will cause a contrary result (including, without limitation, any action which would cause the Exercise Price to be less than the par value, if any, of the Common Stock).
ARTICLE IV
Terms Defined
     As used in this Warrant, unless the context otherwise requires, the following terms have the respective meanings set forth below or in the Section indicated:
     “Acquisition” shall mean any consolidation or merger of the Company with or into any other corporation or other entity or Person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than 50% of the Company’s voting power immediately after such consolidation, merger or reorganization, or any transaction or series of related transactions to which the Company is a party in which in excess of fifty percent (50%) of the Company’s voting power is transferred.
     “Asset Transfer” shall mean a sale, lease or other disposition of all or substantially all of the assets of the Company.

     “Board of Directors” shall mean the Board of Directors of the Company.
     “Common Stock” shall mean the Company’s authorized common stock, par value $.001 per share.
     “Company” shall mean Remote Knowledge, Inc., a Delaware corporation, and any other Person assuming or required to assume the obligations undertaken in connection with this Warrant.
     “Current Market Price” shall mean, as of any date, 5% of the sum of the average, for each of the 20 consecutive Trading Days immediately prior to such date, of either: (i) the high and low sales prices of the Common Stock on such Trading Day as reported on the composite tape for the principal national securities exchange on which the Common Stock may then be listed, or (ii) if the Common Stock shall not be so listed on any such Trading Day, the high and low sales prices of Common Stock in the over-the-counter market as reported by the Nasdaq Stock Market or (iii) if there be no such representative prices reported by the Nasdaq Stock Market, the lowest bid and highest asked prices at the end of such Trading Day in the over-the-counter market or “pink sheets” as reported by the OTC Electronic Bulletin Board or National Quotation Bureau, Inc., or any successor organization.
     “Outstanding,” when used with reference to Common Stock at any date, shall mean all issued shares of Common Stock (including, but without duplication, shares deemed issued pursuant to Article III) at such date, except shares then held in the treasury of the Company.
     “Person” shall mean any individual, corporation, partnership, trust, organization, association or other entity.
     “Securities Act” shall mean the Securities Act of 1933 and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time.
     The term “Trading Day,” for purposes of determining Current Market Price, shall mean a day on which an amount greater than zero can be calculated with respect to the Common Stock under any one or more of the foregoing categories (i), (ii), and (iii), and the “end” thereof, for the purposes of category (iii), shall mean the exact time at which trading shall end on the New York Stock Exchange. If the Current Market Price cannot be determined under any of the foregoing methods, Current Market Price shall mean the fair value per share of Common Stock on such date as determined by the Board of Directors in good faith, irrespective of any accounting treatment.
     “Warrant” shall mean this Warrant and any successor or replacement Warrant delivered in accordance with Section 2.3 or Section 6.8.
     “Warrant Office” is defined in Section 2.1.
     “Warrant Shares” shall mean the shares of Common Stock purchased or purchasable by the Holder upon exercise of this Warrant pursuant to Article I hereof.
ARTICLE V
Covenant of the Company
     The Company covenants and agrees that this Warrant shall be binding upon any corporation succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company’s assets.
ARTICLE VI
Miscellaneous
     6.1 Entire Agreement. This Warrant contains the entire agreement between the Holder and the Company with respect to the Warrant Shares that it can purchase upon exercise hereof and the related transactions and supersedes all prior arrangements or understanding with respect thereto.
     6.2 Governing Law. This Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to its conflict of law provisions.
     6.3 Waiver and Amendment. Any term or provision of this Warrant may be waived at any time by the party which is entitled to the benefits thereof, and any term or provision of this Warrant may be amended or supplemented at any time by agreement of the Holder and the Company, except that any waiver of any term or condition, or any amendment or supplementation, of this Warrant must be in writing. A waiver of any breach or failure to enforce any of the terms or conditions of this Warrant shall not in any way affect, limit or waive a party’s rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this Warrant.
     6.4 Illegality. In the event that any one or more of the provisions contained in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Warrant shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.
     6.5 Copy of Warrant. A copy of this Warrant shall be filed among the records of the Company.
     6.6 Notice. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered at, or sent by certified or registered mail to such Holder at, the last address shown on the books of the Company maintained at the Warrant Office for the registration of this Warrant or at any more recent address of which the Holder shall have notified the Company in writing. Any notice or other document required or permitted to be given or delivered to the Company, other than such notice or documents required to be delivered to the Warrant Office, shall be delivered at, or sent by certified or registered mail to, the office of the Company or any other address within the continental United States of America as shall have been furnished by the Company to the Holder.
     6.7 Limitation of Liability; Not Stockholders. No provision of this Warrant shall be construed as conferring upon the Holder the right to vote, consent, receive dividends or receive notices other than as herein expressly provided in respect of meetings of stockholders for the election of directors of the Company or any other matter whatsoever as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of such Holder for the purchase price of any shares of Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.
     6.8 Exchange, Loss, Destruction, etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of this Warrant, the Company will make and deliver a new Warrant of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant; provided, however, that the original recipient of this Warrant shall not be required to provide any such bond of indemnity and may in lieu thereof provide his agreement of indemnity. Any Warrant issued under the provisions of this Section 6.8 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Holder shall pay all taxes (including securities transfer taxes) and all other expenses and charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section 6.8.
     6.9 Headings. The Article and Section and other headings herein are for convenience only and are not a part of this Warrant and shall not affect the interpretation thereof.
     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name.
Dated: 12-20, 2006

REMOTE KNOWLEDGE, INC.

By:	/s/ Randy S. Bayne
Name:	Randy S. Bayne
Title:	President & CEO

SUBSCRIPTION NOTICE
     The undersigned, the holder of the foregoing Warrant, hereby elects to exercise purchase rights represented by said Warrant for, and to purchase thereunder                      shares of the Common Stock covered by said Warrant and herewith makes payment in full therefor pursuant to Section 1.1 of such Warrant, and requests (a) that certificates for such shares (and any securities or other property issuable upon such exercise) be issued in the name of, and delivered to,                                         ,                                        and (b) if such shares shall not include all of the shares issuable as provided in said Warrant, that a new Warrant of like tenor and date for the balance of the shares issuable thereunder be delivered to the undersigned.
     The undersigned represents that (1) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment not with view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (2) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (3) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (4) the undersigned understands that the shares of Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (5) the undersigned is aware that the aforesaid shares of Common Stock may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company, and the Company has not made such information available and has no present plans to do so; and (6) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

Dated:                                        , 20__
ASSIGNMENT
     For value received,                                         (“Assignor”), hereby sells, assigns and transfers unto right, title and interest therein, and does hereby irrevocably constitute and appoint                                          attorney to transfer said Warrant on the books of the Company, with full power of substitution.

Dated:                                         , 200_

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